                         FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of July 29, 1997 among BEAZER HOMES USA, INC., a Delaware corporation (the "Borrower"), BEAZER MORTGAGE CORPORATION, a Delaware corporation, BEAZER HOMES CORP., a Tennessee corporation, BEAZER HOMES SALES ARIZONA INC., a Delaware corporation, BEAZER REALTY CORP., a Georgia corporation, BEAZER/SQUIRES REALTY, INC., a North Carolina corporation, PANITZ HOMES REALTY, Inc., a Florida corporation, BEAZER HOMES HOLDING CORP., a Delaware corporation, BEAZER TEXAS HOLDINGS, INC., a Delaware corporation, and BEAZER HOMES TEXAS, L.P., a Delaware limited partnership (collectively, the "Guarantors") and THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), BANK ONE, ARIZONA, N.A., GUARANTY FEDERAL BANK, F.S.B., BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America, Illinois), COMERICA BANK, and SUNTRUST BANK (collectively, the "Original Banks"), AMSOUTH BANK ("AmSouth," and, collectively with the Original Banks, the "Banks") and THE FIRST NATIONAL BANK OF CHICAGO as Agent (the "Agent") for the Banks and as Issuing Bank (as hereinafter defined).

                             W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Original Banks and the Agent have entered into that certain Credit Agreement (the "Agreement") dated as of October 22, 1996 providing for certain Loans to be made from time to time by the Original Banks to the Borrower not to exceed, at any time outstanding, the principal sum of $150,000,000; and

         WHEREAS, the parties desire to amend the Agreement to increase the Aggregate Commitment thereunder to $200,000,000, a portion of which shall consist of a Commitment by AmSouth, to provide for the issuance of Facility Letters of Credit (as hereinafter defined) and for other purposes herein provided, all on the terms and conditions herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the Borrower, the Guarantors, the Banks, the Agent and the Issuing Bank hereby covenant and agree as follows:

         1. EFFECTIVE DATE. (a) The provisions of Paragraphs 2 through 15 of this Amendment shall be effective on a date (the "Effective Date"), selected jointly by the Borrower and the

Agent, that is not less than one (1) Business Day nor more than three (3) Business Days after the date as of which (i) all parties hereto have executed and delivered this Amendment and (ii) all of the conditions precedent set forth in Paragraph 15 of this Amendment have been satisfied (or, in the case of any condition that the Agent, in its judgment reasonably exercised, determines not to be material, waived). The Agent shall promptly (and, in any event, not later than the Effective Date) notify the Borrower and the Banks of the Effective Date.

         (b) From and after the Effective Date, AmSouth shall be a "Bank" under the Agreement and shall have all of the rights and obligations of a Bank under the Agreement.

         (c) On the Effective Date, AmSouth and any Original Bank whose ratable share (based upon the proportion of its Commitment (as increased as of the Effective Date) to the Aggregate Commitment (as so increased)) of the aggregate principal balance of all Loans then outstanding exceeds the outstanding principal balance of the Loans held by such Original Bank immediately prior to the Effective Date (AmSouth and such Original Banks being herein referred to as "Funding Banks"), shall make a payment to the Agent in an amount sufficient, upon the application of such payments by all Funding Banks to the reduction of the outstanding Loans held by the Original Banks that are not Funding Banks ("Non-Funding Banks") to cause the principal amount outstanding under the Loans held by each Bank (including AmSouth) to be in the proportion of the ratio that each Bank's Commitment (as so increased on the Effective Date) bears to the Aggregate Commitments (as so increased). The Borrower hereby irrevocably authorizes each Funding Bank to fund to the Agent the payment required to be made pursuant to the immediately preceding sentence for application to the reduction of the outstanding Loans held by the Non-Funding Banks, and each such payment shall constitute a Loan under the Agreement (as amended hereby). If, as a result of the repayment of the Loans provided for in this Paragraph 1(c), any payment of a LIBOR Loan occurs on a date that is not the last day of the applicable Interest Period, the Borrower will pay to the Agent for the benefit of the Original Banks any loss or cost incurred by the Original Banks resulting therefrom in accordance with Section 2.17 of the Agreement. Upon the Effective Date, all Loans outstanding under the Credit Agreement (including any Loans made pursuant to this Paragraph 1(c) by the Funding Banks on such date) shall be ABR Loans, subject to the Borrower's right to convert the same to LIBOR Loans on or after the Effective Date in accordance with the provisions of Section 2.06.

         2. DEFINITIONS. (a) The following definitions of the following terms contained in Article I of the Agreement are hereby amended and restated in their entirety as follows:

         "Housing Unit" means a single-family dwelling, including the Land on which such dwelling is located, whether such dwelling is detached or attached (including condominiums but excluding mobile homes), which dwelling is either under construction or completed and is (or, upon completion of construction thereof, will be) available for sale; the term "Housing Unit" includes a Speculative Housing Unit.

         "Loan Document(s)" means this Agreement, the Notes, the Reimbursement Agreements, and any and all documents delivered hereunder or pursuant hereto.

         "Notes" has the meaning provided therefor in Paragraph 15(1) of the First Amendment.

         "Obligations" means (a) the due and punctual payment of principal of and interest on the Loans and the Notes, (b) the due and punctual payment of the Facility Letter of Credit Obligations, and (c) the due and punctual payment of fees, expenses, reimbursements, indemnifications and other present and future monetary obligations of the Borrower to the Banks or to any Bank, the Agent, the Issuing Bank or any indemnified party under the Loan Documents.

         "Permitted Senior Debt" means the sum of all Debt of the Borrower and its Subsidiaries referred to in Section 6.02(1) (including without limitation the Facility Letter of Credit Obligations), Section 6.02(2) and
    Section 6.02(8); provided, however, that, to the extent that any of the Debt referred to in Section 6.02(8) is secured by assets that would have been included in the Borrowing Base if such assets were not encumbered, the Permitted Senior Debt shall be reduced by the lesser of (i) the amount of such secured Debt or (ii) the amount by which the Borrowing Base would have increased if such assets were not encumbered.

         "Senior Debt Rating" means the second highest rating among the publicly announced ratings of Moody's, S&P, D&P and/or Fitch of the Borrower's unsecured long-term debt (including the Senior Debt and the Obligations), provided, however, (i) at any time at which neither of the two highest ratings is by Moody's or S&P, the Senior Debt Rating shall be
    (x) the rating assigned by either Moody's or S&P at any time at which only one of Moody's or S&P shall publicly announce a rating of the Borrower's unsecured long-term debt, or (y) the higher of the two ratings by Moody's and S&P at any time at which both shall publicly announce a rating of the Borrower's unsecured long-term debt, and (ii) at any time at which (A) none of Moody's, S&P, D&P or Fitch publicly announces ratings of the Borrower's unsecured long-term debt, or (B) neither Moody's nor S&P publicly announces ratings of the Borrower's unsecured long-term debt, no Senior Debt Rating shall be deemed to exist. The Senior Debt Rating shall change if and when such rating(s) change, and such change in the Senior Debt Rating shall have the effect provided for in Section 2.05 and elsewhere in this Agreement.

         "Swing Line Commitment" means the commitment of the Swing Line Bank to make Swing Line Loans pursuant to Section 2.21(a) hereof. The Swing Line Commitment is in the amount of $10,000,000.

         "Termination Date" means February 28, 2001.

         (b)  The following additional definitions are added to the Agreement:

         "Applicable Letter of Credit Rate" means, as at any date of determination, a rate per annum equal to (i) the Applicable LIBOR Margin, less (ii) 0.125% per annum.

         "Banks" means the Banks that are signatories to the First Amendment, and their respective successors and assigns.

         "Coverage Test" has the meaning provided therefor in Section 7.03(a).

         "D&P" means Duff & Phelps Credit Rating Co.

         "Debt/Cap Ratio" means, as at any date of determination, the quotient obtained by dividing (a) Consolidated Debt as at such date by (b) the sum of Consolidated Debt and Consolidated Tangible Net Worth as at such date.

         "Effective Date" has the meaning provided therefor in the First Amendment.

         "Facility Letter of Credit" means a Letter of Credit issued by the Issuing Bank for the account of the Borrower in accordance with Article XIII.

         "Facility Letter of Credit Fee" means a fee, payable with respect to each Facility Letter of Credit issued by the Issuing Bank, in an amount per annum equal to the product of (i) the Applicable Letter of Credit Rate (determined as of the date on which the quarterly installment of such fee is due) and (ii) the face amount of such Facility Letter of Credit, which fee shall be calculated in the manner provided in Section 13.7.

         "Facility Letter of Credit Obligations" means, at any date, the sum of
    (i) the aggregate undrawn face amount of all outstanding Facility Letters of Credit, and (ii) the aggregate amount paid by an Issuing Bank on any Facility Letters of Credit to the extent (if any) not reimbursed by the Borrower or by the Banks under Section 13.4.

         "FCCM" means First Chicago Capital Markets, Inc.

         "First Amendment" means the First Amendment to Credit Agreement dated as of July 29, 1997 among the Borrower, the Banks, the Issuing Bank and the Agent.

         "Fitch" means Fitch Investors Services, L.P.

         "Interest Coverage Ratio" means the ratio, determined as of the last day of each fiscal quarter for the four-quarter period ending on such day, of (i) EBITDA for such period to (ii) interest incurred, whether capitalized or expensed directly, by the Borrower and its Subsidiaries (on a consolidated basis) during such period.

         "Issuance Date" means the date on which a Facility Letter of Credit is issued, amended or extended.

         "Issuing Bank" means The First National Bank of Chicago or any other Bank that may from time to time be designated as Issuing Bank in accordance with the provisions of Section 13.10.

         "Letter of Credit" of a Person means a letter of credit or similar instrument which is issued by a financial institution upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

         "Level" means the level of a Pricing Factor, Applicable Margin or Applicable Commitment Rate (as applicable) as designated in the Table set forth in Section 2.05. The five Levels in such Table are identified as Levels I through V, and Level I shall constitute the lowest Level and Level V shall constitute the highest Level.

         "Maximum Leverage Ratio" has the meaning provided therefor in Section 7.02.

         "Moody's" means Moody's Investors Service, Inc.

         "Pricing Factor" means either the Debt/Cap Ratio or the Senior Debt Rating.

         "Reimbursement Agreement" means, with respect to a Facility Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single or several documents, taken together) as the Issuing Bank may employ in the ordinary course of business for its own account, with the modifications thereto as may be agreed upon by such Issuing Bank and the Borrower and as are not materially adverse (in the reasonable judgment of the Issuing Bank and the Agent) to the interests of the Banks; provided, however, in the event of any conflict between the terms of any Reimbursement Agreement and this Agreement, the terms of this Agreement shall control.

         "S&P" means Standard & Poors Rating Services.

         3. INCREASE IN COMMITMENTS. Section 2.01(a) is hereby amended and restated in its entirety as follows:

         SECTION 2.01. REVOLVING CREDIT. (a) Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans (other than Swing Line Loans) to the Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date, and to purchase undivided interests and participations in Facility Letters of Credit in accordance with Section 13.6, in an aggregate principal amount of Loans and of such Bank's ratable share of Facility Letter of Credit Obligations not to exceed at any time outstanding the amount set opposite such Bank's name on the signature pages of the First Amendment (such Bank's obligations to make Loans (other than Swing Line Loans) and to purchase undivided interests and participations in Facility Letters of Credit in accordance with Section 13.6 in such amounts, as reduced or otherwise modified from time to time pursuant to the terms of this Agreement, being herein referred to as such Bank's "Commitment"), subject to the limitations set forth in Section 2.01(b) and Section 13.2.

         4. AMENDMENT OF SECTION 2.02. Section 2.02 is hereby amended by deleting from the end of the first sentence thereof the phrase "the outstanding and unpaid principal amount of the Loans shall exceed the Aggregate Commitments" and inserting in place thereof the following:

    the sum of (i) the outstanding and unpaid principal amount of the Loans and (ii) the Facility Letter of Credit Obligations shall exceed the Aggregate Commitments.

         5. AMENDMENT OF SECTION 2.05. Section 2.05 is hereby amended and restated in its entirety as follows:


         SECTION 2.05. DETERMINATION OF APPLICABLE MARGINS AND APPLICABLE COMMITMENT RATE. (a) The Applicable Margins and the Applicable Commitment Rate shall be determined by reference to the Senior Debt Rating and the Debt/Cap Ratio in accordance with the following table and the provisions of this Section 2.05:


        Senior                            Applicable                 Applicable
        Debt         Debt/Cap             LIBOR        Applicable    Commitment
Level   Rating       Ratio                Margin       ABR Margin    Rate
-----   ---------    -------------        ----------   ----------    ----------
V       BBB-/Baa3    less than 30%          0.80%          -0-          0.20%

IV     BB+/Ba1       30%/less than 35%      1.00%          -0-          0.225%

III    BB/Ba2        35%/less than 40%      1.15%          -0-          0.25%

II     BB-/Ba3       40%/less than 55%      1.35%         0.10%         0.30%
       B+/B1

I      B/B2 & Below 55% or more             1.55%         0.30%         0.35%


         The Applicable Margins and Applicable Commitment Rate shall be determined on the basis of the Levels of the Pricing Factors in accordance with the following provisions:

         (i) At any time at which the Pricing Factors are at the same Level, the Applicable Margins and Applicable Commitment Rate shall be at that Level;

        (ii) At any time at which the Pricing Factors are at different Levels, the Applicable Margins and the Applicable Commitment Rate shall be at the Level that corresponds to (A) the Level of the higher of the two Pricing Factors whenever the Pricing Factors differ by one Level and (B) the Level that is one Level lower than the higher of the two Pricing Factors whenever the Pricing Factors differ by more than one Level;

       (iii) At any time at which there is or is deemed to be no Senior Debt Rating, the Applicable Margins and the Applicable Commitment Rate shall be at the Level that is one Level lower than the Level of the Debt/Cap Ratio; and

        (iv) At any time at which (A) neither D&P nor Fitch publicly announces a rating of the Borrower's unsecured long-term debt, and
    (B) Moody's or S&P (but not both) publicly announces a rating of the Borrower's unsecured long-term debt, the Applicable Margin and Applicable Commitment Rate shall be determined in accordance with subsections (i) and (ii) above (as applicable), except that (A) the Applicable LIBOR Margin set forth in the Table above shall be increased by 0.075% and (B) the Applicable Commitment Rate set forth in the Table shall be increased by 0.025%.

         (b) The Applicable Margin and the Applicable Commitment Rate shall be adjusted, from time to time, effective (as applicable) on the first Business Day after any change in the Senior Debt Ratings that results in any change in the Applicable Margins or Applicable Commitment Rate or the fifth (5th) Business Day after the Agent's receipt of the Borrower's quarterly or annual financial statements evidencing a change in the Debt/Cap Ratio that results in any change in the Applicable Margins or Applicable Commitment Rates, provided, however, that any change in the Applicable LIBOR Margin shall only apply to LIBOR Loans for Interest Periods commencing after such change in the Applicable LIBOR Margin is effective.

         6.  REPORTING REQUIREMENTS.  (a) Subsections (2), (4)(b) and
(7) of Section 5.08 are hereby amended by deleting the term "ninety (90) days" in each subsection and replacing it in each subsection with the term "one hundred (100) days."

         (b) Subsection (6) of Section 5.08 is hereby amended and restated in its entirety as follows:

         (6) BORROWING BASE CERTIFICATE. Within thirty-five (35) days after the end of each fiscal quarter, a Borrowing Base Certificate, with respect to the Inventory Valuation Date occurring on the last day of such fiscal quarter.

         (c) Subsection (8) of Section 5.08 is hereby amended by deleting the introductory phrase "Within twenty (20) days after the end of each calendar month" and replacing it with the phrase "Within thirty
(30) days after the end of each fiscal quarter."

         7. LETTERS OF CREDIT AND PERFORMANCE BONDS. Section 6.02(7) is hereby amended and restated in its entirety as follows:

         (7) Debt of the Borrower or any Guarantor under Letters of Credit (including Facility Letters of Credit) in the ordinary course of business and performance bonds of the Borrower or any Guarantor incurred in the ordinary course of business, all of which shall not exceed in the aggregate at any one time $100,000,000; and

         8. LAND INVENTORY. Section 6.10 is hereby amended and restated in its entirety as follows:

              SECTION 6.10. LAND INVENTORY. Permit the ratio, determined as at the end of any fiscal quarter, of (i) the sum of the number of Finished Lots and the reasonably estimated number of Finished Lots that will be developed on other Land, all determined as at the end of such fiscal quarter, to (ii) the number of Housing Unit Closings for the period of four (4) full fiscal quarters ending with such fiscal quarter, to exceed 2.5 to 1.0.

         9. NEGATIVE PLEDGES. The following Section 6.15 is added to the Agreement:

              SECTION 6.15. NEGATIVE PLEDGES. Directly or indirectly enter into any agreement (other than this Agreement and the Indenture) with any Person that prohibits or restricts or limits the ability of the Borrower or any Guarantor to create, incur, pledge or suffer to exist any Lien upon any assets of the Borrower or any Guarantor

 (except that agreements creating Liens permitted under Section 6.01(7) or (8) may prohibit, restrict or limit other Liens on those assets encumbered by the Liens created by such agreements).

         10.  AMENDMENT OF LEVERAGE RATIO AND INTEREST COVERAGE RATIO.
(a) Sections 7.02 and 7.03 are hereby amended and restated in their entirety as follows:


         SECTION 7.02. LEVERAGE RATIO. The Borrower will not at any time permit the ratio of Consolidated Debt to Consolidated Tangible Net Worth to exceed 2.0 to 1.0, subject to adjustment of such ratio as provided in Section 7.03 (such ratio, as so adjusted, being herein referred to as the "Maximum Leverage Ratio").

         SECTION 7.03 INTEREST COVERAGE RATIO. (a) If at any time the Borrower shall fail to maintain an Interest Coverage Ratio of at least 1.75 to 1.0 (the "Coverage Test"), then the Maximum Leverage Ratio, effective as of the first day of the fiscal quarter immediately following any four-quarter period with respect to which the Borrower shall have so failed to satisfy the Coverage Test, shall be decreased by 0.10. By way of illustration and not in limitation of the foregoing, on the first day of the fiscal quarter following the first four-quarter period with respect to which the Borrower fails to satisfy the Coverage Test, the Maximum Leverage Ratio shall be decreased to 1.9 to 1.0, and the next subsequent decrease (if applicable and if occurring prior to any increase provided for in Section 7.03(c)) shall decrease the Maximum Leverage Ratio to 1.8 to 1.0.

         (b) If, at any time at which the Maximum Leverage Ratio is less than 2.0 to 1.0, the Borrower shall satisfy the Coverage Test (which for purposes of this Section 7.03(b) shall be deemed satisfied only if, on the same day on which the Borrower maintains an Interest Coverage Ratio of 1.75 to 1.0, the Borrower is also in compliance with the covenant set forth in Section 7.02)), then the Maximum Leverage Ratio, effective as of the first day of the fiscal quarter immediately following the four-quarter period with respect to which the Borrower shall have so satisfied the Coverage Test, shall be increased by 0.10. In no event shall the Maximum Leverage Ratio exceed 2.0 to 1.0.

         (c)  Any increase or decrease of the Maximum Leverage

    Ratio provided for in this Section 7.03 shall be effective as of the first day of a fiscal quarter as provided in Section 7.03(a) or (b) (as applicable), and the Maximum Leverage Ratio (as adjusted) shall remain in effect for the entire fiscal quarter and thereafter unless and until adjusted as of the first day of any subsequent fiscal quarter as provided in Section 7.03(a) or (b) (as applicable).

         (d) A failure to satisfy the Coverage Test shall not constitute a Default or Event of Default but a failure at any time to comply with the covenant set forth in Section 7.02 shall constitute a Default under Section 8.01(3).

         11. FIXED CHARGE COVERAGE RATIO. Section 7.05 is hereby amended by inserting, after the word "sum" in clause (ii), the parenthetical phrase "(for the Borrower and its Subsidiaries on a consolidated basis)."

         12. LAND INVENTORY. Section 7.06 is hereby amended and restated in its entirety as follows:

         SECTION 7.06. LAND INVENTORY. The Borrower shall not permit the book value of all Land (including all Lots and Finished Lots but excluding (i) any Land upon which the construction of a Housing Unit has commenced and (ii) Finished Lots as to which the Borrower or a Subsidiary has a bona fide contract of sale on terms such that, upon commencement of construction, the same will constitute a Housing Unit Under Contract) to exceed Consolidated Tangible Net Worth.

         13. AMENDMENTS, ETC. Section 11.01 is hereby amended by adding the following provision at the end of such section:

    ; and, provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Banks required above to take such action, affect the rights or duties of the Issuing Bank under any of the Loan Documents.

         14. NO WAIVER. Section 11.03 is hereby amended by inserting, in the first sentence, after the phrase "or the Agent" the phrase "or the Issuing Bank" and by restating the second sentence thereof in its entirety as follows:

    The making of a Loan or issuance, amendment or extension of a Facility Letter of Credit notwithstanding the existence of a Default or Event of Default shall not constitute any waiver or acquiescence of such Default or Event of Default, and the making of any Loan or issuance, amendment or extension of a Facility Letter of Credit notwithstanding any failure or inability to satisfy the conditions precedent to such Loan or issuance, amendment or extension of a Facility Letter of Credit shall not constitute any waiver or acquiescence with respect to such conditions precedent with respect to any subsequent Loans or subsequent issuance, amendment or extension of a Facility Letter of Credit.

         15. LETTER OF CREDIT FACILITY. The following Article XIII is added to the Agreement:


                                 ARTICLE  XIII

                         THE LETTER OF CREDIT FACILITY


         SECTION 13.1. FACILITY LETTERS OF CREDIT. (a) The Issuing Bank agrees, on the terms and conditions set forth in this Agreement, to issue from time to time for the account of the Borrower, through such offices or branches as it and the Borrower may jointly agree, one or more Facility Letters of Credit in accordance with this Article XIII, during the period commencing on the Effective Date and ending on the sixtieth (60th) day prior to the Termination Date.

         (b) The Borrower shall not request, and the Issuing Bank shall not issue, a Facility Letter of Credit for any purpose other than for purposes for which Loan proceeds may by used.

         SECTION 13.2. LIMITATIONS. The Issuing Bank shall not issue, amend or extend, at any time, any Facility Letter of Credit:

              (i) if the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the Facility Letter of Credit or amendment or extension thereof requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

             (ii) if, after giving effect to the issuance, amendment or extension of the Facility Letter of Credit requested hereunder, the aggregate principal amount of the Facility Letter of Credit Obligations would exceed $30,000,000;

            (iii) if, after giving effect to the issuance, amendment or extension of the Facility Letter of Credit requested hereunder, Permitted Senior Debt would exceed the Borrowing Base as of the most recent Inventory Valuation Date;

             (iv) if, after giving effect to the issuance, amendment or extension of the Facility Letter of Credit requested hereunder, the sum of (A) the outstanding and unpaid principal amount of the Loans and (B) the Facility Letter of Credit Obligations would exceed the Aggregate Commitment;

              (v) if the Issuing Bank receives written notice from the Agent at or before 11:00 A.M. (Chicago time) on the proposed Issuance Date of such Facility Letter of Credit that one or more of the conditions precedent contained in Section 13.3 would not on such Issuance Date be satisfied, unless such conditions are thereafter satisfied or waived and written notice of such satisfaction is given to the Issuing Bank by the Agent;

             (vi) that has an expiration date (taking into account any automatic renewal provisions thereof) later than thirty (30) days prior to the scheduled Termination Date; or

            (vii)  that is in a currency other than U.S. Dollars.

         SECTION 13.3.  CONDITIONS.  The issuance, amendment or
    extension of any Facility Letter of Credit is subject to the satisfaction in full of the following conditions on the Issuance
    Date:

              (i) the Borrower shall have delivered to the Issuing Bank at such times and in such manner as the Issuing Bank may reasonably prescribe a Reimbursement Agreement and such other documents and materials as may be reasonably required pursuant to the terms thereof, and the proposed Facility Letter of Credit shall be reasonably satisfactory to such Issuing Bank in form and content;

             (ii) as of the Issuance Date no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain the Issuing Bank from issuing the Facility Letter of Credit and no law, rule or regulation applicable to the Issuing Bank and no directive from any governmental authority with jurisdiction over the Issuing Bank shall prohibit the Issuing Bank from issuing Letters of Credit generally or from issuing that Facility Letter or Credit;

            (iii) The following statements shall be true, and the Agent and Issuing Bank shall have received a certificate signed by a duly authorized officer of the Borrower dated the Issuance Date stating that:

              (a)  The representations and warranties contained in
                   Article IV of this Agreement are correct on and as of such Issuance Date as though made on and as of such Issuance Date; and

              (b) No Default or Event of Default has occurred and is continuing or would result from the issuance, amendment or extension of such Facility Letter of Credit; and

            (iv) The Issuing Bank and the Agent shall have received such other approvals, opinions, or documents as either may reasonably request.


              SECTION 13.4.  PROCEDURE FOR ISSUANCE OF FACILITY LETTERS
    OF CREDIT.  (a) The Borrower shall give the Issuing Bank and the
    Agent not less than two (2) Business Days' prior written notice of any requested issuance of a Facility Letter of Credit under this Agreement (except that, in lieu of such written notice, the Borrower may give the Issuing Bank and the Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Agent (i) immediately (A) of a telecopy of the written notice required hereunder which has been signed by an authorized officer of the Borrower or (B) of a telex containing all information required to be contained in such written notice and (ii) promptly (but in no event later than the requested Issuance Date) of the written notice required hereunder containing the original signature of an authorized officer of the Borrower). Such notice shall specify (i) the stated amount of the Facility Letter of Credit requested, which amount shall be in compliance with the requirements of Section 13.2, (ii) the requested Issuance Date, which shall be a Business Day,
    (iii) the date on which such requested Facility Letter of Credit is to expire, which date shall be in compliance with the requirements of
    Section 13.2(vi), (iv) the purpose for which such Facility Letter of Credit is to be issued, which purpose shall be in compliance with the requirements of Section 13.1(b), and (v) the Person for whose benefit the requested Facility Letter of Credit is to be issued. At the time such request is made, the Borrower shall also provide the Agent with a copy of the form of the Facility Letter of Credit it is requesting be issued. Such notice, to be effective, must be received by the Issuing Bank and the Agent not later than 2:00 p.m. (Chicago time) on the last Business Day on which notice can be given under this Section 13.4(a).

              (b) Promptly following receipt of a request for issuance of a Facility Letter of Credit in accordance with Section 13.4(a), the Issuing Bank shall approve or disapprove, in its reasonable discretion, the issuance of such requested Facility Letter of Credit, but the issuance of such approved Facility Letter of Credit shall continue to be subject to the provisions of this Article XIII.

              (c) Subject to the terms and conditions of this Article XIII (including, without limitation, Sections 13.2 and 13.3), the Issuing Bank shall, on the Issuance Date, issue the requested Facility Letter of Credit in accordance with the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received written or telephonic notice from the Borrower specifically revoking the request to issue such Facility Letter of Credit. The Issuing Bank shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit, and the Agent shall promptly thereafter so notify all Banks.

              (d) The Issuing Bank shall not extend or amend any Facility Letter of Credit unless the requirements of this Section
    13.4 are met as though a new Facility Letter of Credit were being requested and issued.

              (e) Any Bank may, but shall not be obligated to, issue to the Borrower or any of its Subsidiaries Letters of Credit (that are not Facility Letters of Credit) for its own account, and at its own risk. None of the provisions of this Article XIII shall apply to any Letter of Credit that is not a Facility Letter of Credit.

              SECTION 13.5. DUTIES OF ISSUING BANK. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Issuing Bank under any resulting liability to any Bank or, assuming that the Issuing Bank has complied in all material respects with the procedures specified in Section 13.4, relieve any Bank of its obligations hereunder to the Issuing Bank. In determining whether to pay under any Facility Letter of Credit, the Issuing Bank shall have no obligation to the Banks other than to confirm that any documents required to be delivered under such Facility Letter of Credit appear to have been delivered in compliance and that they appear to comply on their face with the requirements of such Facility Letter of Credit.

              SECTION 13.6. PARTICIPATION. (a) Immediately upon issuance by the Issuing Bank of any Facility Letter of Credit in accordance with Section 13.4, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation ratably (in the proportion of such Bank's Commitment to the Aggregate Commitments) in such Facility Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto other than amounts owing to the Issuing Bank under Section 2.15).

              (b) In the event that the Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to the Issuing Bank on or before the date of such payment by the Issuing Bank, the Issuing Bank shall promptly so notify the Agent, which shall promptly so notify each Bank. Upon receipt of such notice, each Bank shall promptly and unconditionally pay to the Agent for the account of the Issuing Bank the amount of such Bank's ratable share (in the proportion of such Bank's
    Commitment to the Aggregate Commitments) of such payment in same day funds, and the Agent shall promptly pay such amount, and any other amounts received by the Agent for the Issuing Bank's account pursuant to this Section 13.6(b), to the Issuing Bank. If the Agent so notifies such Bank prior to 11:00 A.M. (Chicago time) on any Business Day, such Bank shall make available to the Agent for the account of the Issuing Bank such Bank's ratable share of the amount of such payment on such Business Day in same day funds. If and to the extent such Bank shall not have so made its ratable share of the amount of such payment available to the Agent for the account of the Issuing Bank, such Bank agrees to pay to the Agent for the account of the Issuing Bank forthwith on demand such amount, together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Agent for the account of the Issuing Bank, at the Federal Funds Rate. The failure of any Bank to make available to the Agent for the account of the Issuing Bank such Bank's ratable share of any such payment shall not relieve any other Bank of its obligation hereunder to make available to the Agent for the account of the Issuing Bank its ratable share of any payment on the date such payment is to be made.

              (c) The payments made by the Banks to the Issuing Bank in reimbursement of amounts paid by it under a Facility Letter of Credit shall constitute, and the Borrower hereby expressly acknowledges and agrees that such payments shall constitute, Loans hereunder (notwithstanding that the amounts thereof may not comply with the provisions of Section 2.1). Such Loans shall be ABR Loans, subject to the Borrower's rights under Article II hereof.

              (d) Upon the request of the Agent or any Bank, the Issuing Bank shall furnish to the requesting Agent or Bank copies of any Facility Letter of Credit or Reimbursement Agreement to which the Issuing Bank is party.

              (e) The obligations of the Banks to make payments to the Agent for the account of the Issuing Bank with respect to a Facility Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, the following:

              (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

             (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Issuing Bank, the Agent, any Bank, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

            (iii) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect of any statement therein being untrue or inaccurate in any respect;

             (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

              (v) any failure by the Agent or the Issuing Bank to make any reports required pursuant to Section 13.8; or

             (vi)  the occurrence of any Default or Event of Default.

         (f) For purposes of determining the unused portion of the Aggregate Commitments and the unused portion of a Bank's Commitment under Sections 2.02 and 2.09(b), the Aggregate Commitments shall be deemed used to the extent of the aggregate undrawn face amount of the outstanding Facility Letters of Credit and the Bank's Commitment shall be deemed used to the extent of such Bank's ratable share (in the proportion of such Bank's Commitment to the Aggregate Commitment) of the aggregate undrawn face amount of the outstanding Facility Letters of Credit.

              SECTION 13.7. COMPENSATION FOR FACILITY LETTERS OF CREDIT. (a) The Borrower agrees to pay to the Agent, in the case of the issuance of each Facility Letter of Credit, the Facility Letter of Credit Fee therefor, payable in quarterly installments in advance on the Issuance Date (which installment shall be a pro rata portion of the annual Facility Letter of Credit Fee for the period commencing on the Issuance Date and ending on the last day of the calendar quarter in which the Issuance Date occurs) and on the first day of each calendar quarter after the Issuance Date (which installment shall be a pro rata portion of the annual Facility Letter of Credit Fee for the quarter in which such payment is due). Facility Letter of Credit Fees shall be calculated, on a pro rata basis for the period to which such payment applies, for actual days that will elapse during such period, on the basis of a 360-day year. The Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the Banks ratably.

              (b) The Borrower shall also pay to the Issuing Bank, solely for its own account, a fee with respect to each Facility
    Letter of Credit in an amount per annum equal to the product of (i) 0.125% per annum and (ii) the face amount of such Facility Letter of Credit, which fee shall be payable in advance on or before the issuance of such Facility Letter of Credit. The Issuing Bank shall also have the right to receive, solely for its own account, its out-of-pocket costs of issuing and servicing Facility Letters of Credit, as the Borrower may agree in writing.

              SECTION 13.8. ISSUING BANK REPORTING REQUIREMENTS. The Issuing Bank shall, no later than the tenth day following the last day of each month, provide to the Agent a schedule of the Facility Letters of Credit issued by it showing the Issuance Date, account party, original face amount, amount (if any) paid thereunder, expiration date and the reference number of each Facility Letter of Credit outstanding at any time during such month and the aggregate amount (if any) payable by the Borrower to the Issuing Bank during the month pursuant to Section 3.2. Copies of such reports shall be provided promptly to each Bank by the Agent.

              SECTION 13.9. INDEMNIFICATION; NATURE OF ISSUING BANK'S DUTIES. (a) In addition to amounts payable as elsewhere provided in this Article XIII, the Borrower hereby agrees to protect, indemnify, pay and save the Agent, the Issuing Bank and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) arising from the claims of third parties against the Agent, the Issuing Bank or any Bank as a consequence, direct or indirect, of (i) the issuance of any Facility Letter of Credit other than, in the case of the Issuing Bank, as a result of its willful misconduct or gross negligence, or (ii) the failure of the Issuing Bank to honor a drawing under a Facility Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any government, court or other governmental agency or authority.

              (b) As among the Borrower, the Banks, the Agent and the Issuing Bank, the Borrower assumes all risks of the acts and omissions of, or misuse of Facility Letters of Credit by, the respective beneficiaries of such Facility Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Issuing Bank nor the Agent nor any Bank shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Facility Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required in order to draw upon such Facility Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile transmission or otherwise; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or (viii) for any consequences arising from causes beyond the control of the Agent, the Issuing Bank and the Banks including, without limitation, any act or omission, whether rightful or wrongful, of any government, court or other governmental agency or authority. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers under this
    Section 13.9.

              (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Issuing Bank, the Agent or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person, but the foregoing shall not relieve the Issuing Bank of its obligation to confirm that any documents required to be delivered under a Facility Letter of Credit appear to have been delivered in compliance and that they appear to comply on their face with the requirements of such Facility Letter of Credit.

              (d) Notwithstanding anything to the contrary contained in this Section 13.9, the Borrower shall have no obligation to indemnify the Issuing Bank under this Section 13.9 in respect of any liability incurred by the Issuing Bank arising primarily out of the willful misconduct or gross negligence of the Issuing Bank, as determined by a court of competent jurisdiction, or out of the wrongful dishonor by the Issuing Bank of a proper demand for payment made under the Facility Letters of Credit issued by the

    Issuing Bank, unless such dishonor was made at the request of the Borrower.

              SECTION 13.10. RESIGNATION OF ISSUING BANK. The Issuing Bank shall continue to be the Issuing Bank unless and until (i) it shall have given the Borrower and the Agent notice that it has elected to resign as Issuing Bank and (ii) another Bank shall have agreed to be the replacement Issuing Bank and shall have been approved in writing by the Agent and the Borrower. The resigning Issuing Bank shall continue to have the rights and obligations of the Issuing Bank hereunder solely with respect to Facility Letters of Credit theretofore issued by it notwithstanding the designation of a replacement Issuing Bank hereunder, but upon such designation of a replacement Issuing Bank, the resigning Issuing Bank shall not thereafter issue any Facility Letters of Credit (unless it shall again thereafter be designated as the Issuing Bank in accordance with the provisions of this Section 13.10). The assignment of, or grant of a participation interest in, all or any part of its Commitment or Loans by the Bank that is also the Issuing Bank shall not constitute an assignment or transfer of any of its rights or obligations as Issuing Bank.

              SECTION 13.11. TERMINATION OF ISSUING BANK'S OBLIGATION. In the event that the Banks' obligations to make Loans terminate or are terminated as provided in Section 8.01, the Issuing Bank's obligation to issue Facility Letters of Credit shall also terminate.

              SECTION 13.12. OBLIGATIONS OF ISSUING BANK AND OTHER BANKS. Except to the extent that a Bank shall have agreed to be designated as the Issuing Bank, no Bank shall have any obligation to accept or approve any request for, or to issue, amend or extend, any Letter of Credit, and the obligations of the Issuing Bank to issue, amend or extend any Facility Letter of Credit are expressly limited by and subject to the provisions of this Article XIII.

              SECTION 13.13. ISSUING BANK'S RIGHTS. All of the representations, warranties, covenants and agreements of the Borrower to the Banks under this Agreement and of the Borrower under any other Loan Document shall inure to the benefit of the Issuing
    Bank (unless the context otherwise indicates). Without limitation of the foregoing, (a) the provisions of Section 2.15 (relating to capital adequacy) shall apply with respect to the Issuing Bank and its issuance of, or obligation to issue, Facility Letters of Credit;
    (b) the provisions of Section 2.18 (relating to statements of amounts payable and the survival of obligations) shall apply to the Issuing Bank; and (c) the provisions of Section 11.04 (relating to the Borrower's payment of costs, expenses, taxes, fees and other amounts) shall apply to such costs, expenses, taxes, fees and other amounts relating to the Facility Letters of Credit.

    16. CONDITIONS PRECEDENT TO AMENDMENT. This Amendment is subject to the conditions precedent that (a) the Borrower shall have paid to FCCM and the Agent the fees provided for in that certain letter agreement dated May 23, 1997 among the Agent, FCCM and the Borrower (which fees shall be payable by FCCM to the Banks in accordance with and to the extent provided in FCCM's offer letter to the Banks dated June 19, 1997) and (b) the Agent shall have received at the time of the execution of this Amendment, each of the following, in form and substance satisfactory to the Agent and its counsel and (except for the documents identified in item (1)) in sufficient copies for each Bank:

         (1)  NOTES.  For each Original Bank, an Amended and Restated
Note in the form of Exhibit A, and for AmSouth, a Note in the form of Exhibit B (collectively, the "Notes"), all duly executed by the Borrower;

         (2)  EVIDENCE OF ALL CORPORATE ACTION BY THE BORROWER.
Certified copies of all corporate action taken by the Borrower, including resolutions of its Board of Directors, authorizing the execution, delivery and performance of this Amendment and each other document to be delivered by it pursuant to this Amendment;

         (3) INCUMBENCY AND SIGNATURE CERTIFICATE OF BORROWER. A certificate of the Secretary or Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and each other document to be delivered by the Borrower pursuant to this Amendment;

         (4) ARTICLES OF INCORPORATION OF BORROWER. Copies of the articles of incorporation of the Borrower, together with all amendments, and a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of incorporation;

         (5) OPINIONS OF COUNSEL FOR BORROWER. A favorable opinion of Paul, Hastings, Janofsky & Walker LLP, counsel for the Borrower and for the Guarantors that are Delaware Persons, in substantially the form of Exhibit C and as to such other matters as the Agent may reasonably request and of Katten Muchin & Zavis,

    Illinois counsel for the Borrower, in substantially the form of Exhibit D and as to such other matters as the Agent may reasonably request;

         (6) EVIDENCE OF ALL CORPORATE OR PARTNERSHIP ACTION BY GUARANTORS. With respect to each corporate Guarantor, certified (as of the date of this Amendment) copies of all corporate action taken by such Guarantor, including resolutions of its Board of Directors, authorizing the execution, delivery, and performance of this Amendment, and with respect to each limited partnership Guarantor, partnership action taken by such Guarantor, including any and all necessary partnership consents authorizing the execution, delivery, and performance of this Amendment;

         (7) ARTICLES OF INCORPORATION OF GUARANTORS. Copies of the articles of incorporation of each corporate Guarantor, together with all amendments, and a certificate of good standing, all certified by the appropriate governmental officer in its jurisdiction of incorporation; provided, however, that, (a) if any such articles of incorporation have not been amended since the furnishing of a copy thereof pursuant to
Section 3.01 of the Agreement, such Guarantor may furnish a certificate of the secretary or assistant secretary of such Guarantor so stating (in lieu of furnishing such articles of incorporation) and (b) if a certificate of good standing is not currently available, the Guarantor shall deliver other reasonably satisfactory evidence of its good standing and, within thirty (30) days, shall deliver a certificate of good standing;

         (8) INCUMBENCY AND SIGNATURE CERTIFICATE OF GUARANTORS. A certificate (dated as of the date of this Amendment) of the Secretary or Assistant Secretary of each corporate Guarantor or the general partner of each partnership Guarantor certifying the names and true signatures of the officers of each such corporate Guarantor and the representative of each partnership Guarantor authorized to sign this Amendment;

         (9) OPINION OF COUNSEL FOR CERTAIN GUARANTORS. With respect to Beazer Homes Corp., a favorable opinion of Tennessee counsel in substantially the form of Exhibit E hereto, and as to such other matters as the Agent may reasonably request;

         (10) PARTNERSHIP AGREEMENT. A true and complete copy of the limited partnership agreement of each limited partnership Guarantor, including without limitation, any and all amendments and modifications thereto, and any and all filed partnership certificates provided, however, that, if such partnership agreement or partnership certificates have not been amended since the furnishing of a copy thereof pursuant to
Section 3.01 of the

Agreement, such Guarantor may furnish a certificate of an officer of its general partner so stating (in lieu of furnishing the applicable agreement or certificate);

         (11) OTHER DOCUMENTS. Such other and further documents as any Bank or its counsel may have reasonably requested;

         17. GUARANTY. By executing this Amendment, the Guarantors unconditionally and irrevocably agree and confirm that the Guaranty applies and extends to the Obligations (as amended by the Amendment) and that the Guaranty is ratified and remains in full force and effect.

         18. RATIFICATION. The Agreement, as amended hereby, is hereby ratified and remains in full force and effect.

         19. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written.

                             BORROWER:

                             BEAZER HOMES USA, INC.


                             By:________________________________
                                David S. Weiss
                                  Executive Vice President and
                                  Chief Financial Officer


                             GUARANTORS:

                             BEAZER MORTGAGE CORPORATION


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER HOMES CORP.

                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER HOMES SALES ARIZONA INC.


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER REALTY CORP.


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER/SQUIRES REALTY, INC.


                             By:________________________________
                                David S. Weiss
                                Vice President

                             PANITZ HOMES REALTY INC.


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER HOMES HOLDINGS CORP.


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER TEXAS HOLDINGS, INC.


                             By:________________________________
                                David S. Weiss
                                Vice President


                             BEAZER HOMES TEXAS, L.P.


                             By:  BEAZER TEXAS HOLDINGS, INC.
                                  its general partner


                             By:________________________________
                                David S. Weiss
                                Vice President

                             BANKS:


                             THE FIRST NATIONAL BANK OF CHICAGO,
                             as a Bank, the Agent and the
                             Issuing Bank

Commitment:
                             By:_____________________
$33,000,000.00               Name:___________________
                                  Vice President


                             BANK ONE, ARIZONA, N.A.


Commitment:                  By: ____________________
                             Name: __________________
$28,500,000.00               Title: _________________


                             GUARANTY FEDERAL BANK, F.S.B.

Commitment:                  By: _____________________
                             Name: ___________________
$28,500,000.00               Title: __________________




                             BANK OF AMERICA NATIONAL TRUST AND
                             SAVINGS ASSOCIATION (successor by
                             merger to Bank of America,
                             Illinois)


Commitment:                  By: ____________________
                             Name: __________________
$22,500,000.00               Title: _________________


                             BANKBOSTON, N.A. (formerly known as
                             The First National Bank of Boston)


Commitment:                  By: ____________________
                             Name: __________________
$22,500,000.00               Title: _________________

                             AMSOUTH BANK

Commitment:                  By: ____________________
                             Name: __________________
$22,500,000.00               Title: _________________


                             ADDRESS FOR NOTICES:

                             AmSouth Bank
                             Sonat Tower
                             9th Floor - Commercial Real Estate
                             1900 5th Avenue North
                             Birmingham, AL  35203
                             Attn:  Ronny Hudspeth
                             Telephone: (205) 307-4227
                             Telecopy:  (205) 326-4075

                             ADDRESS FOR ABR LOANS AND LIBOR
                             LOANS:

                             AmSouth bank
                             Sonat Tower
                             9th Floor - Commercial Real Estate
                             1900 5th Avenue North
                             Birmingham, AL  35203
                             Attn:  Ronny Hudspeth
                             Telephone: (205) 307-4227
                             Telecopy:  (205) 326-4075

                             COMERICA BANK

Commitment:                  By: ____________________
                             Name: __________________
$22,500,000.00               Title: _________________



                             SUNTRUST BANK, ATLANTA

Commitment:                  By: ____________________
                             Name: __________________
$20,000,000.00               Title: _________________


                             By: ____________________
                             Name: __________________
                             Title: _________________

                                                                   Exhibit A

                             AMENDED AND RESTATED
                                     NOTE

$_______________________________                     July 29, 1997


         FOR VALUE RECEIVED, the undersigned, BEAZER HOMES USA, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of _______________________ (the "Bank") to THE FIRST NATIONAL BANK OF CHICAGO, as Agent, at the Agent's Office located at One First National Plaza, Chicago, IL, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of _________________ Dollars
($_______) or the   aggregate unpaid principal amount of all Loans made
to the Borrower by the Bank pursuant to the Credit Agreement and outstanding on the Termination Date, whichever is less, and to pay interest from the date of this Amended and Restated Note ("Note"), in like money, at said office for the account of the applicable Lending Office, at the time and at a rate per annum as provided in the Credit Agreement. The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of October 22, 1996, between the Borrower, the Guarantors, the Bank and certain other banks party thereto, as amended by First Amendment to Credit Agreement of even date herewith between the Borrower, the Guarantors, the Bank and certain other banks party thereto (which Credit Agreement, as so amended, and as it may be amended, modified, renewed or extended from time to time, is herein called the "Credit Agreement"). Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         This Note amends and restates in its entirety, and replaces, a certain Note dated October 22, 1996 made by the Borrower payable to the order of the Bank in the principal amount of $_____________.

         The Borrower hereby agrees to pay all reasonable costs and expenses (including reasonable attorney's fees and expenses) paid or incurred by the holder of this Note in the collection of any principal or interest payable under this Note or the enforcement of this Note or any other Loan Documents.

         This Note shall be governed by the laws of the State of Illinois.

                             Beazer Homes USA, Inc.


                             By:______________________________
                             Name: ___________________________
                             Title: __________________________

                                                                   Exhibit B

                                     NOTE

$_______________________________                     July 29, 1997


         FOR VALUE RECEIVED, the undersigned, BEAZER HOMES USA, INC., a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of AMSOUTH BANK (the "Bank") to THE FIRST NATIONAL BANK OF CHICAGO, as Agent, at the Agent's Office located at One First National Plaza, Chicago, IL, for the account of the applicable Lending Office of the Bank, in lawful money of the United States and in immediately available funds, the principal amount of _________________ Dollars ($_______) or
the   aggregate unpaid principal amount of all Loans made to the Borrower by the Bank pursuant to the Credit Agreement and outstanding on the Termination Date, whichever is less, and to pay interest from the date of this Note, in like money, at said office for the account of the applicable Lending Office, at the time and at a rate per annum as provided in the Credit Agreement. The Bank is hereby authorized by the Borrower to endorse on the schedule attached to the Note held by it the amount and type of each Loan and each renewal, conversion, and payment of principal amount received by the Bank for the account of the applicable Lending Office on account of its Loans, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Loans made by the Bank; provided, however, that the failure to make such notation with respect to any Loan or renewal, conversion, or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

         This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of October 22, 1996, between the Borrower, the Guarantors, and certain other banks party thereto and amended by First Amendment to Credit Agreement of even date herewith between the Borrower, the Guarantors, the Bank and certain other banks party thereto (which Credit Agreement as so amended, and as it may be amended, modified, renewed or extended from time to time, is herein called the "Credit Agreement"). Terms used herein which are defined in the Credit Agreement shall have their defined meanings when used herein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.

         The Borrower hereby agrees to pay all reasonable costs and expenses (including reasonable attorney's fees and expenses) paid or incurred by the holder of this Note in the collection of any principal or interest payable under this Note or the enforcement of this Note or any other Loan Documents.

         This Note shall be governed by the laws of the State of Illinois.

                             Beazer Homes USA, Inc.


                             By:________________________________
                             Name: _____________________________
                             Title: ____________________________